Filed pursuant to Rule 497(a)(1)
File Nos. 333-174722
Rule 482 AD

Oxford Lane Capital Corp. Files for Registration of Rights Offering

Greenwich, CT – 6/6/2011 – Oxford Lane Capital Corp. (the “Company”) (NasdaqGS: OXLC) announced today that it has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form N-2 in connection with a proposed  transferable rights offering to existing stockholders to purchase shares of common stock of the Company (the “Offering”).

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing.   The Company will file a prospectus with the Securities and Exchange Commission prior to commencement the Offering. The prospectus will contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities referenced herein, and none of these securities may be sold in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  The Offering may be made solely by means of a prospectus, copies of which may be obtained when available from the Company at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by calling (203) 983-5275.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It seeks to achieve its investment objective of maximizing its portfolio’s total return by investing primarily in senior secured loans made to companies whose debt is unrated or is rated below investment grade, with an emphasis on current income.  Those investments may take a variety of forms, including the direct purchases of such loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of such loans.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission.  We undertake no obligation to update such statements to reflect subsequent events.

Contact:

Patrick Conroy
203-983-5282

Bruce Rubin
203-983-5280